NUMBER                                                SHARES

_________                                            ---------







             INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

              SMITH BARNEY CONCERT SERIES INC. - INCOME PORTFOLIO

                    Class A Common Stock, Par Value $.001





                               SPECIMEN
THIS CERTIFIES that                                     is the owner of
fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.







Dated_____________________



                                              ------------------------------
                                                       President

                                              -----------------------------
                                                       Secretary

The Corporation is authorized to issue two or more classes of stock. The Corporation will furnish to any stockholder on request and without charge a full statement of the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue and, if the Corporation is authorized to issue any preferred or special class in series, of the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.




 TEN COM        as tenants in common                                 UNIF GIFT MIN ACT                       Custodian
 TEN ENT        as tenants by the entireties                                                                  (Minor)
 JT TEN         as joint tenants with right of survivorship and not    under Uniform Gifts to Minors Act      (State)
                as tenants in common




                                      PLEASE INSERT SOCIAL SECURITY OR OTHER
                                            IDENTIFYING NUMBER OF ASSIGNEE

                                             ------------------------------
For value received, the undersigned hereby sells, assigns
and transfers unto  ____________________________________________________
__________________________________________________________________________

                PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE



 _____________________________________________________________________ Shares

represented by the within Certificate, and hereby irrevocably constitutes and appoints ________________________________________________________________

_____________________________________________   Attorney to transfer the said
shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _____________________
               In presence of

        NOTICE: The signature to the assignment must correspond with the name as written on the face of the certificate in every particular without alteration or enlargement, or any change whatsoever.

NUMBER                                               SHARES

_________                                            ---------







             INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

              SMITH BARNEY CONCERT SERIES INC. - INCOME PORTFOLIO

                    Class B Common Stock, Par Value $.001





                               SPECIMEN
THIS CERTIFIES that                                     is the owner of
fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.







Dated_____________________



                                              ------------------------------
                                                       President

                                              -----------------------------
                                                       Secretary

The Corporation is authorized to issue two or more classes of stock. The Corporation will furnish to any stockholder on request and without charge a full statement of the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue and, if the Corporation is authorized to issue any preferred or special class in series, of the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.




 TEN COM        as tenants in common                                 UNIF GIFT MIN ACT                       Custodian
 TEN ENT        as tenants by the entireties                                                                  (Minor)
 JT TEN         as joint tenants with right of survivorship and not    under Uniform Gifts to Minors Act      (State)
                as tenants in common




                                      PLEASE INSERT SOCIAL SECURITY OR OTHER
                                            IDENTIFYING NUMBER OF ASSIGNEE

                                             ------------------------------
For value received, the undersigned hereby sells, assigns
and transfers unto  ____________________________________________________
__________________________________________________________________________

                PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE



 _____________________________________________________________________ Shares

represented by the within Certificate, and hereby irrevocably constitutes and appoints ________________________________________________________________

_____________________________________________   Attorney to transfer the said
shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _____________________
               In presence of

        NOTICE: The signature to the assignment must correspond with the name as written on the face of the certificate in every particular without alteration or enlargement, or any change whatsoever.

NUMBER                                               SHARES

_________                                            ---------







             INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

              SMITH BARNEY CONCERT SERIES INC. - INCOME PORTFOLIO

                    Class C Common Stock, Par Value $.001





                               SPECIMEN
THIS CERTIFIES that                                     is the owner of
fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.







Dated_____________________



                                              ------------------------------
                                                       President

                                              -----------------------------
                                                       Secretary


















The Corporation is authorized to issue two or more classes of stock. The Corporation will furnish to any stockholder on request and without charge a full statement of the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue and, if the Corporation is authorized to issue any preferred or special class in series, of the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.




 TEN COM        as tenants in common                                 UNIF GIFT MIN ACT                       Custodian
 TEN ENT        as tenants by the entireties                                                                  (Minor)
 JT TEN         as joint tenants with right of survivorship and not    under Uniform Gifts to Minors Act      (State)
                as tenants in common




                                      PLEASE INSERT SOCIAL SECURITY OR OTHER
                                            IDENTIFYING NUMBER OF ASSIGNEE

                                             ------------------------------
For value received, the undersigned hereby sells, assigns
and transfers unto  ____________________________________________________
__________________________________________________________________________

                PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE



 _____________________________________________________________________ Shares

represented by the within Certificate, and hereby irrevocably constitutes and appoints ________________________________________________________________

_____________________________________________   Attorney to transfer the said
shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _____________________
               In presence of

        NOTICE: The signature to the assignment must correspond with the name as written on the face of the certificate in every particular without alteration or enlargement, or any change whatsoever.

NUMBER                                               SHARES

_________                                            ---------







             INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

              SMITH BARNEY CONCERT SERIES INC. - INCOME PORTFOLIO

                    Class Y Common Stock, Par Value $.001





                               SPECIMEN
THIS CERTIFIES that                                     is the owner of
fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.







Dated_____________________



                                              ------------------------------
                                                       President

                                              -----------------------------
                                                       Secretary

The Corporation is authorized to issue two or more classes of stock. The Corporation will furnish to any stockholder on request and without charge a full statement of the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue and, if the Corporation is authorized to issue any preferred or special class in series, of the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.




 TEN COM        as tenants in common                                 UNIF GIFT MIN ACT                       Custodian
 TEN ENT        as tenants by the entireties                                                                  (Minor)
 JT TEN         as joint tenants with right of survivorship and not    under Uniform Gifts to Minors Act      (State)
                as tenants in common




                                      PLEASE INSERT SOCIAL SECURITY OR OTHER
                                            IDENTIFYING NUMBER OF ASSIGNEE

                                             ------------------------------
For value received, the undersigned hereby sells, assigns
and transfers unto  ____________________________________________________
__________________________________________________________________________

                PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE



 _____________________________________________________________________ Shares

represented by the within Certificate, and hereby irrevocably constitutes and appoints ________________________________________________________________

_____________________________________________   Attorney to transfer the said
shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _____________________
               In presence of

        NOTICE: The signature to the assignment must correspond with the name as written on the face of the certificate in every particular without alteration or enlargement, or any change whatsoever.